WARRANT AND WARRANT AGREEMENT TO PURCHASE COMMON STOCK

                                       OF

                             OBJECTSOFT CORPORATION


THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

           OBJECTSOFT CORPORATION (the "Company") has agreed to issue to ________________ ("Holder") this warrant to acquire _____ Thousand (_0,000) shares of the common stock of the Company (the "Common Stock"), pursuant to the terms provided in this Warrant and Warrant Agreement. (This Warrant and Warrant Agreement is hereafter referred to as the "Warrant.")

           Accordingly, the Company and the Holder agree as follows:

           1. ISSUANCE. The Company hereby issues to the Holder the right to purchase, subject to the provisions of this Warrant, Fifty Thousand (50,000) shares of the Common Stock, at a price of $.50 per share, as adjusted in accordance with the terms hereof, at any time during the period from the date of this Warrant through and including 3:30 P.M., New York City time, on April 14, 1998 (the "Exercise Period") at which time this Warrant shall expire and become void. The number of shares of Common Stock to be received upon the exercise of this warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as herein set forth. The shares of Common Stock deliverable pursuant to this Warrant as they may be adjusted from time to time are herein referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is herein referred to as the "Exercise Price."

           2. EXERCISE OF WARRANTS. This Warrant may be exercised as a whole or in part at any time during the Exercise Period by presentation and surrender hereof to the Company at its executive offices with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price. If this Warrant is exercised in part, the Company will issue to the Holder a new warrant representing the right of the Holder to purchase the remaining number of Warrant Shares and otherwise on identical terms hereto.



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           3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.

           4. ASSIGNMENT OR LOSS OF WARRANT. (a) This Warrant is not assignable or transferable without the written consent of the Company, except by operation of law or as provided in (b) below. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

           (b) This Warrant shall not be transferable by Holder other than to a "Permitted Transferee" (as defined below), or a financial institution as collateral to secure a pledge from the Holder to the financial institution in connection with a loan from such financial institution to the Holder; PROVIDED, that any Permitted Transferee shall be absolutely prohibited from transferring all or any portion of this Warrant other than to Holder or another Permitted
Transferee of Holder; and PROVIDED FURTHER, that if Holder dies or becomes incapacitated, this Warrant may be exercised by Holder's estate, legal representative or beneficiary, as the case may be, subject to all other terms and conditions contained in this Warrant.

           (c) For purposes of this Agreement, Permitted Transferees shall include only the members of the "immediate family" (which shall be limited to his spouse, children, parents and siblings) of Holder, and to trusts for such person's own benefit and/or for the benefit of members of his immediate family; PROVIDED, that such Permitted Transferees must agree in writing to be bound by all of the terms of this Agreement to the same extent as Holder hereunder, in form acceptable to counsel to the Company, including but not limited to restrictions on the exercise of this Warrant and on transfers of Shares following exercise of this Warrant, such that any Shares so acquired shall be held subject to the terms of this Agreement. Shares held by any Permitted Transferee shall be aggregated with those held by the Permitted Transferee's transferor in order to determine the number of Shares subject to the provisions of this Agreement.

           5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

           6. PROTECTION AGAINST DILUTION.

                      6.1 If at any time and from time to time the Company shall
(i) declare a dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock or (iv) otherwise effect a recapitalization of such character that the shares of Common Stock shall be changed into or become exchangeable for a greater or lesser number of shares of Common Stock, then the Exercise Price in


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effect on the record date of such dividend or distribution or the effective date of such subdivision, combination or reclassification (individually an "Event" and collectively the "Events") shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by multiplying (i) the Exercise Price in effect immediately prior to such Event by (ii) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Event. Upon each adjustment in the Exercise Price resulting from an Event, the number of Warrant Shares shall be adjusted (to the nearest one-thousandth share) by multiplying (i) the number of Warrant Shares for which the Warrant was exercisable immediately prior to such Event by (ii) a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such Event, and the denominator of which shall be the Exercise Price in effect immediately after such Event. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder setting forth such adjustments or readjustments and the facts and calculations thereof in reasonable detail. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                      6.2 In case: (i) a distribution in the form of stock or other securities of any other corporation or other entity shall be made or paid by the Company on, or with respect to, the then outstanding shares of Common Stock, (ii) the Company shall effect a recapitalization of such character that the shares of Common Stock will be changed into or become exchangeable for shares of Common Stock with a different par value or no par value, (iii) the Company (or a successor corporation) shall be consolidated or merged with or into another corporation or entity or shall sell, lease or convey all or substantially all of its assets in exchange for stock or property (including cash) with the view of distribution such stock or property to its shareholders, or (iv) the Board of Directors of the Company shall declare any dividend or other distribution in cash or any evidence of the Company's indebtedness (other than convertible securities) with respect to the shares of Common Stock, each share of Common Stock issuable upon exercise of this Warrant shall be replaced by, and/or shall include, as the case may be, for the purposes hereof, the stock, property, cash or evidence of indebtedness issued or distributed in respect of each share of Common Stock upon such recapitalization, reclassification, merger, sale, lease, conveyance or distribution as the Holder would have been entitled to had the Holder exercised this Warrant immediately prior to any such occurrence, and adequate provision to that effect shall be made at the time thereof.

           6.3 In case:

                      6.3.1. of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or the sale, lease or conveyance of all or substantially all of the assets of the Company; or

                      6.3.2.  of  the  voluntary  or  involuntary   dissolution,
liquidation or winding up of the Company;



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then,  and in any such case,  the Company shall mail to the Holder,  at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property
deliverable   upon  such   classification,   reclassification,   reorganization,
consolidation, merger, conveyance, dissolution, liquidation, winding up or any other appropriate action, as the case may be.

           7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

           8. REGISTRATION RIGHTS.(i) If at any time or from time to time following the date hereof, the Company shall determine to register any distribution of its securities with the Securities and Exchange Commission, either for its own account or the account of a security holder or holders, in a registration statement covering the sale of shares of Common Stock to the general public pursuant to a public offering in compliance with the Act (except with respect to any registration filed on Form S-8, Form S-4 or such other form which does not include substantially the same information as would be included in a registration statement covering the sale of shares of Common Stock to the general public), the Company will: (a) give to Holder written notice thereof at least 30 days before the initial filing of such registration statement (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (b) use its best efforts to include in such registration (and any related qualification under blue sky laws) and in any underwriting involved therein, all the Shares specified in a written request, made within 30 days after receipt of such written notice from the Company, by Holder, except as set forth in subparagraphs (ii) or (iii) below.

                      (ii) If the distribution is to be underwritten, the right of Holder to registration pursuant to this Section 8 shall be conditioned upon Holder's participation in the underwriting and the inclusion of Holder's Shares in the underwriting to the extent provided herein. Holder shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Holder shall furnish to the Company such written information concerning Holder and the distribution proposed by Holder as the Company may reasonably request.

                      (iii) Notwithstanding any other provision of this Section 8, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and such determination is made by such underwriter in writing and in good faith, then



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the  underwriter  may limit the number of Holder's  Shares to be included in the registration and underwriting, or may exclude Holder's Shares entirely from such registration and underwriting, provided that the underwriter limits all proposed selling shareholders on a pro-rata basis.

                      (iv) All expenses incurred in connection with any registration or qualification pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses and fees of any special audits incidental to or required by such registration, shall be borne by the Company; PROVIDED, HOWEVER, that the Company in any event shall not be required to pay the fees of Holder's legal counsel, brokerage fees, or underwriters, fees, discounts or commissions relating to Holder's Shares (such legal fees, brokerage fees, and underwriters, fees, discounts or commissions to be borne by Holder).

                      (v) In the case of each registration effected by the Company pursuant to this Agreement, the Company will: (i) keep such registration or qualification pursuant to this Section 8 effective for a period of 90 days or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs, and (ii) furnish such number of prospectuses and other documents incident thereto as Holder from time to time may reasonably request.

                      (vi) The registration rights granted to Holder pursuant to this Section 8 are assignable to his Estate and his Permitted Transferees in connection with a transfer of any Shares to such persons.

           9. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

           (i)        if to the Company, to:

                      OBJECTSOFT CORPORATION
                      50 East Palisade Avenue
                      Englewood, New Jersey 07631
                      Attention: David E. Y. Sarna, Chairman

           (ii)       if to the Holder, to:



Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

           10. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

           11. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

           12. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

           13.  DESCRIPTIVE  HEADINGS.   Descriptive  headings  of  the  several
Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 15th day of April, 1993.


                                             OBJECTSOFT CORPORATION



                                             By: _____________________________
                                                  George J. Febish, President


                                             __________________________________
                                                  David E. Y. Sarna, Chairman